Execution

AMENDMENT NO. 1 TO
CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 10, 2017 (the “Amendment No. 1 Effective Date”), is made by and among OHA Investment Corporation, a Maryland corporation, as borrower (the “Borrower”), the Loan Parties party hereto, the Lenders party hereto, MidCap Financial Trust, a Delaware statutory trust, as administrative agent for each of the Lenders (in such capacity, the “Administrative Agent”), and amends that certain Credit Agreement, dated as of September 9, 2016 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent. All terms used and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, the parties hereto agree as follows:
Section 1.    Acknowledgment. The Borrower hereby confirms, and the Administrative Agent and the Lenders hereby acknowledge and agree, that the Borrower is in compliance with the covenant set forth in Section 6.1 of the Credit Agreement as of September 30, 2017.
Section 2.    Amendments to the Credit Agreement. The Credit Agreement shall be amended as follows:
(a)The following new defined terms are hereby inserted alphabetically in Section 1.1 of the Credit Agreement:
“ ‘Amendment No. 1 Effective Date’ shall have the meaning set forth in Amendment No. 1 to Credit Agreement. ”
“ ‘Amendment No. 1 Prepayment’ shall have the meaning set forth in Amendment No. 1 to Credit Agreement. ”
“ ‘Amendment No. 1 to Credit Agreement’ shall mean that certain Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.”
(b)    The following definition in Section 1.1 is hereby amended and restated in its entirety as follows:
“ ‘Applicable Distribution Percentage’ means, as of any date upon which the Borrower desires to make a Restricted Payment pursuant to Section 7.4(c), (a) 110%, if as of such date no Payment Default or Event of Default has occurred and is continuing, (b) 102%, if an Event of Default has occurred and is continuing as of such date but no Material Event of Default has occurred and is continuing as of

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such date, and (c) 0%, if a Material Event of Default has occurred and is continuing as of such date;  provided, however, that notwithstanding the foregoing, with respect to calendar year 2017 only, the Borrower may instead elect to apply the percentage that would result from Restricted Payments being made pursuant to Section 7.4(c) in the aggregate amount of $2,420,687.04.”
(c)    The last sentence of Section 2.5(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Each prepayment of a Loan shall be applied to the Lenders based on their Pro Rata Share, provided that 100% of the Amendment No. 1 Prepayment shall be applied towards the Loans held by Fortress Credit Opportunities VI CLO Limited, Fortress Credit Opportunities VII CLO Limited and Drawbridge Special Opportunities Fund LP in the respective amounts to each such Lender as such Lenders shall indicate to the Administrative Agent on or prior to the Amendment No. 1 Effective Date.”
(d)    Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.1. Maximum Debt to Tangible Net Worth Ratio. The Borrower shall not permit the Debt to Tangible Net Worth Ratio to exceed 0.80:1.00 as determined on the last day of each calendar month (other than the months ending October 31, 2017 and November 30, 2017, for which months no measurement shall be made hereunder).”
Section 3.    Representations and Warranties; No Default. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
(a)    both before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and each other Loan Document are true, accurate and complete in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided, that (i) all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby and (ii) such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect in the text thereof;
(b)    each of the Loan Parties party hereto has the power and authority to execute and deliver this Amendment and perform its obligations under the Credit Agreement as amended hereby;
(c)    the execution and delivery of this Amendment is within the corporate or other organizational authority of each Loan Party party hereto and have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party;

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(d)    when executed and delivered by each Loan Party party hereto, this Amendment will constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity;
(e)    that no Default or Event of Default has occurred and is continuing after giving effect to this Amendment; and
(f)    no right of offset, defense, counterclaim, claim, cause of action or objection in favor of any Loan Party against Administrative Agent or any Lender exists arising out of or with respect to this Amendment, the Credit Agreement or any other Loan Document.
Section 4.    Conditions Precedent.
This Amendment and the amendments to the Credit Agreement contained in Section 2 hereof, shall become effective for all purposes as of the Amendment No. 1 Effective Date upon the satisfaction of each of the following conditions, in each case in a manner reasonably satisfactory in form and substance to the Administrative Agent:
(a)    this Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent;
(b)    the Borrower shall have made a voluntary prepayment of the Loans in an amount not less than $4,500,000 (the “Amendment No. 1 Prepayment”), which prepayment shall be applied as set forth in the last sentence of Section 2.5(a) of the Credit Agreement (as amended hereby);
(c)    the Borrower shall have paid on demand all reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel to the Administrative Agent, plus such additional amounts of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings of this Amendment to the extent invoiced on or prior to the date hereof; and
(d)    delivery of such other items, documents, agreements and/or actions as the Administrative Agent may reasonably request in order to effectuate the transactions contemplated hereby.
Section 5.    Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement, the Subsidiary Guarantee Agreement, the Security Agreement, any Deeds of Trust, and all other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Lenders, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, granted, pledged or

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otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof.
Section 6.    RELEASE. IN CONSIDERATION OF THE FOREGOING AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, EACH LOAN PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER THAT EXIST OR HAVE OCCURRED ON OR PRIOR TO THE DATE OF THIS AMENDMENT, ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, WHICH SUCH LOAN PARTY MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER (COLLECTIVELY, “CLAIMS”) OTHER THAN ANY CLAIM ARISING SOLELY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PERSON. EACH LOAN PARTY REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND EACH LENDER THAT IT HAS NOT GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE.
Section 7.    Miscellaneous.
(a)    Reference to and Effect on the Credit Agreement.
(i)    Upon the effectiveness of this Amendment, (A) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby and (B) each reference in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
(ii)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
(b)    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by

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telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
(c)    GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN. SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL BE APPLICABLE.
(d)    Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date set forth above.
OHA INVESTMENT CORPORATION
By: /s/ Steven Wayne
Name: Steven Wayne
Title: President

OHA FUNDING GP, LLC
OHA NEVADA, LLC
OHA ASSET HOLDINGS GP, LLC
OHA FUNDING, LP
OHA ASSET HOLDINGS, LP
OHA ASSET HOLDINGS II, LP
OHA ASSET HOLDINGS III, LP
OHA ASSET HOLDINGS V, LP

By: /s/ Steven Wayne
Name: Steven Wayne
Title: President

OHA INVESTMENT CORPORATION SUB, LLC
By: OHA Investment Corporation, as sole member

By: /s/ Steven Wayne
Name: Steven Wayne
Title: President

Signature Page to
Amendment No. 1 to Loan and Security Agreement

MIDCAP FINANCIAL TRUST, as Administrative Agent and Lender
By: Apollo Capital Management, L.P., its investment manager
By: Apollo Capital Management GP, LLC, its general partner
By: /s/ Michael Levin
Name: Michael Levin
Title: Authorized Signatory

WOODMONT 2017-2 TRUST, as Lender

By: MidCap Financial Services Capital Management, LLC, as Collateral Manager

By: /s/ John O'Dea
Name: John O'Dea
Title: Authorized Signatory

Signature Page to
Amendment No. 1 to Credit Agreement

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as Lender
By: FCO VI CLO CM LLC, its collateral manager
By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED, as Lender
By: FCO VI CLO CM LLC, its collateral manager
By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as Lender
By: Drawbridge Special Opportunities GP LLC, its general partner
By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

Signature Page to
Amendment No. 1 to Credit Agreement